Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,427,438 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$301,486,635
Aggregate Outstanding Principal Balance – Treasury Bill	$35,962,248
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	11.93%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$265,524,387
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	88.07%
Number of Borrowers	9,156
Average Outstanding Principal Balance Per Borrower	$32,928
Number of Loans	16,443
Average Outstanding Principal Balance Per Loan – Treasury Bill	$51,894
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$16,859
Weighted Average Remaining Term to Scheduled Maturity	170 months
Weighted Average Annual Interest Rate	4.95%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,115	$46,289,308	15.4%
3.01% to 3.50%	3,093	42,560,554	14.1
3.51% to 4.00%	2,977	45,527,881	15.1
4.01% to 4.50%	3,367	51,356,955	17.0
4.51% to 5.00%	1,176	20,765,290	6.9
5.01% to 5.50%	299	7,113,987	2.4
5.51% to 6.00%	270	6,597,872	2.2
6.01% to 6.50%	332	7,009,995	2.3
6.51% to 7.00%	509	12,806,963	4.2
7.01% to 7.50%	198	6,023,334	2.0
7.51% to 8.00%	422	14,023,511	4.7
8.01% to 8.50%	388	18,446,767	6.1
Equal to or greater than 8.51%	297	22,964,220	7.6
Total	16,443	$301,486,635	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,492	$3,786,348	1.3%
$5,000.00-$ 9,999.99	1,445	10,683,962	3.5
$10,000.00-$14,999.99	1,016	12,570,556	4.2
$15,000.00-$19,999.99	848	14,787,043	4.9
$20,000.00-$24,999.99	655	14,619,452	4.8
$25,000.00-$29,999.99	539	14,772,578	4.9
$30,000.00-$34,999.99	487	15,777,164	5.2
$35,000.00-$39,999.99	361	13,521,941	4.5
$40,000.00-$44,999.99	329	13,979,913	4.6
$45,000.00-$49,999.99	243	11,501,068	3.8
$50,000.00-$54,999.99	208	10,880,767	3.6
$55,000.00-$59,999.99	168	9,660,926	3.2
$60,000.00-$64,999.99	136	8,495,544	2.8
$65,000.00-$69,999.99	137	9,242,158	3.1
$70,000.00-$74,999.99	131	9,474,829	3.1
$75,000.00-$79,999.99	114	8,843,587	2.9
$80,000.00-$84,999.99	92	7,585,784	2.5
$85,000.00-$89,999.99	88	7,686,129	2.5
$90,000.00-$94,999.99	65	6,036,422	2.0
$95,000.00-$99,999.99	60	5,852,076	1.9
$100,000.00 and above	542	91,728,391	30.4

Total	9,156	$301,486,635	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	15,292	$272,461,030	90.4%
31-60 days	414	10,680,605	3.5
61-90 days	207	4,198,306	1.4
91-120 days	139	3,603,036	1.2
121-150 days	106	2,939,718	1.0
151-180 days	82	1,935,197	0.6
181-210 days	49	1,269,103	0.4
Greater than 210 days	154	4,399,641	1.5

Total	16,443	$301,486,635	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	136	$32,390	*
4 to12	486	505,690	0.2%
13 to 24	614	1,194,337	0.4
25 to 36	782	3,935,563	1.3
37 to 48	1,805	7,386,233	2.4
49 to 60	1,037	6,375,825	2.1
61 to 72	750	6,069,311	2.0
73 to 84	660	6,469,973	2.1
85 to 96	767	8,899,640	3.0
97 to 108	2,010	25,606,625	8.5
109 to 120	1,118	18,439,315	6.1
121 to 132	1,069	22,688,056	7.5
133 to 144	1,008	24,629,201	8.2
145 to 156	830	23,064,673	7.7
157 to 168	690	21,666,643	7.2
169 to 180	590	19,771,032	6.6
181 to 192	415	14,300,076	4.7
193 to 204	320	11,668,275	3.9
205 to 216	191	7,114,501	2.4
217 to 228	156	6,327,536	2.1
229 to 240	119	5,424,484	1.8
241 to 252	100	4,689,320	1.6
253 to 264	73	2,771,201	0.9
265 to 276	90	4,480,710	1.5
277 to 288	62	3,042,905	1.0
289 to 300	170	14,488,618	4.8
301 to 312	298	22,632,755	7.5
313 to 324	25	2,036,814	0.7
325 to 336	5	423,518	0.1
337 to 348	10	693,817	0.2
349 to 360	19	1,976,138	0.7
361 and above	38	2,681,459	0.9

Total	16,443	$301,486,635	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	305	$6,625,749	2.2%
Forbearance	1,158	34,074,664	11.3
Repayment
First year in repayment	72	3,925,906	1.3
Second year in repayment	81	4,677,792	1.6
Third year in repayment	74	4,196,638	1.4
More than 3 years in repayment	14,753	247,985,886	82.3

Total	16,443	$301,486,635	100.0%

*
Of the trust student loans in forbearance status, approximately 64 loans with an aggregate outstanding principal balance of $1,042,129, representing 0.35% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 166.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	19.0	-	193.1
Forbearance	-	14.7	206.0
Repayment	-	-	162.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $6,625,749 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,398,096 or approximately 66.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL
DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	108	$2,542,440	0.8%
Alaska	25	540,222	0.2
Arizona	438	9,691,724	3.2
Arkansas	70	1,458,576	0.5
California	1,896	33,371,457	11.1
Colorado	301	5,934,170	2.0
Connecticut	192	2,558,648	0.8
Delaware	40	571,848	0.2
District of Columbia	56	811,382	0.3
Florida	2,318	41,609,547	13.8
Georgia	474	8,459,310	2.8
Hawaii	69	1,145,729	0.4
Idaho	73	1,298,714	0.4
Illinois	446	7,242,690	2.4
Indiana	296	5,069,849	1.7
Iowa	85	1,312,133	0.4
Kansas	288	5,177,489	1.7
Kentucky	77	1,259,182	0.4
Louisiana	318	6,256,895	2.1
Maine	32	421,047	0.1
Maryland	349	6,236,978	2.1
Massachusetts	337	5,392,326	1.8
Michigan	315	6,549,530	2.2
Minnesota	228	4,180,111	1.4
Mississippi	69	1,614,885	0.5
Missouri	398	7,985,234	2.6
Montana	48	751,389	0.2
Nebraska	40	509,825	0.2
Nevada	127	2,461,091	0.8
New Hampshire	66	1,256,447	0.4
New Jersey	446	7,093,157	2.4
New Mexico	54	1,368,659	0.5
New York	964	15,244,705	5.1
North Carolina	410	6,499,597	2.2
North Dakota	15	242,072	0.1
Ohio	1,187	27,569,689	9.1
Oklahoma	218	3,628,984	1.2
Oregon	275	4,695,309	1.6
Pennsylvania	331	5,551,635	1.8
Rhode Island	49	887,731	0.3
South Carolina	121	3,170,658	1.1
South Dakota	12	174,107	0.1
Tennessee	244	4,523,114	1.5
Texas	1,228	22,921,410	7.6
Utah	52	1,616,765	0.5
Vermont	20	384,427	0.1
Virginia	390	6,894,346	2.3
Washington	551	9,429,563	3.1
West Virginia	51	1,057,556	0.4
Wisconsin	95	1,492,362	0.5
Wyoming	14	453,700	0.2
Other	137	2,916,222	1.0

Total	16,443	$301,486,635	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	8,048	$121,420,278	40.3%
Other Repayment Options(1)	6,411	112,997,880	37.5
Income-driven Repayment(2)	1,984	67,068,476	22.2

Total	16,443	$301,486,635	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 87 loans with an aggregate outstanding principal balance of $2,739,884 currently in an interest-only period.  These interest-only loans represent approximately 0.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	8,193	$120,964,044	40.1%
Unsubsidized	8,250	180,522,591	59.9
Total	16,443	$301,486,635	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	157	$11,749,655	3.9%
October 1, 1993 through June 30, 2006	16,286	289,736,980	96.1
July 1, 2006 and later	0	0	0.0
Total	16,443	$301,486,635	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	420	$5,385,189	1.8%
College Assist	7	181,031	0.1
Educational Credit Management Corporation	808	14,599,916	4.8
Florida Off Of Student Fin’l Assistance	2,344	36,016,167	11.9
Great Lakes Higher Education Corporation	7,567	162,096,750	53.8
Kentucky Higher Educ. Asst. Auth.	898	12,822,463	4.3
Michigan Guaranty Agency	162	2,563,297	0.9
Nebraska National Student Loan Program	1	19,192	*
Oklahoma Guaranteed Stud Loan Prog	130	1,966,669	0.7
Pennsylvania Higher Education Assistance Agency	1,172	20,025,846	6.6
Texas Guaranteed Student Loan Corp	2,934	45,810,115	15.2
Total	16,443	$301,486,635	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.